SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ]    Preliminary proxy statement.  [ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive proxy statement.
[ ]  Definitive additional materials.
[X]  Soliciting material under rule 14a-12

                             CDC Nvest Funds Trust I
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)    Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount previously paid:

--------------------------------------------------------------------------------

(2)    Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(3)    Filing Party:


(4)    Date Filed:

--------------------------------------------------------------------------------

                          [CDC NVEST FUNDS LETTERHEAD]

September 15, 2003


Dear Shareholder:

The enclosed prospectus/proxy statement provides detailed information about an important proposal for CDC NVEST LARGE CAP GROWTH Fund. The fund will hold a special meeting of shareholders on November 11, 2003 at 2:00 p.m. Eastern time, at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. A formal Notice of Special Meeting of Shareholders is enclosed, followed by a prospectus/proxy statement that explains in more detail the proposal to be considered. Please refer to the "Questions and Answers" section of the prospectus/proxy statement for an overview of the proposed changes. We've summarized some important facts here. Reading this letter completely may make your review of the prospectus/proxy statement easier.


Q:  WHAT IS THE PROPOSAL?         You are being asked to approve the acquisition
                                  of CDC Nvest Large Cap Growth Fund by Loomis
                                  Sayles Growth Fund. If the acquisition is approved, you will receive corresponding shares of Loomis Sayles Growth Fund.

Q: WHY IS THIS CHANGE BEING       The merger of CDC Nvest Large Cap Growth Fund
   MADE AND WHAT DOES IT MEAN TO  into Loomis Sayles Growth Fund is part of a
   ME?                            larger initiative aimed at adding funds that
                                  are managed by Loomis Sayles into the CDC
                                  Nvest Funds family. If approved, the
                                  acquisition would allow shareholders of CDC
                                  Nvest Large Cap Growth Fund to invest in a larger combined fund with the potential for better long-term growth. Here are some of the advantages of this merger:

                                  LOWER  EXPENSES  AND BETTER  GROWTH
                                  PROSPECTS. The expense ratio of Loomis Sayles Growth Fund is lower than that of CDC Nvest Large Cap Growth Fund. The Loomis Sayles Growth Fund's advisor has contractually agreed to limit the Fund's total operating expenses through January 31, 2005.
                                  Without the expense waiver, however, the Fund's expense ratio would be higher. Additionally, we believe the combined fund will be better able to grow in size and take advantage of possible economies of scale

                                  SAME LEVEL OF SERVICE. As a shareholder of Loomis Sayles Growth Fund, you will continue to enjoy the same services you currently enjoy as a CDC Nvest Large Cap Growth Fund shareholder. These services include automatic investment options and a variety of ways to access your investment.

                                  CONTINUED INVESTMENT IN CDC NVEST FUNDS. If the acquisition is approved, CDC Nvest Large Cap Growth Fund shareholders will keep their investment in the CDC Nvest Funds family - and the benefit of exchange privileges as well.

Q: WHAT ARE SOME OF THE           INVESTMENT STRATEGY
DIFFERENCES IN THE PRINCIPAL      CDC Nvest Large Cap Growth Fund must invest at
INVESTMENT STRATEGIES OF BOTH     least 80% of its assets in  investments in
FUNDS?                            companies that have a market capitalization
                                  within the capitalization range of the Russell
                                  1000 Growth Index. The Loomis Sayles Growth
                                  Fund focuses on stocks of large capitalization companies, although it may invest in companies of any size.

                                  PORTFOLIO MANAGERS
                                  Loomis  Sayles  Growth  Fund is  managed  by
                                  Mark  Baribeau, Pamela  Czekanski,  and
                                  Richard  Skaggs.  This  team  has a combined
                                  56 years of experience.

                                  Please review the enclosed prospectus/proxy
                                  statement for a more   complete   comparison
                                  of  the   investment   goals, strategies,  and
                                  policies of Loomis  Sayles  Growth Fund and
                                  CDC Nvest Large Cap Growth Fund.

Q: WHO WILL BEAR THE COSTS OF     The expenses related to the meeting and the
   THIS MEETING?                  solicitation of proxies will not be passed on
                                  to shareholders.

Q: WHAT ARE THE TAX               The acquisition of CDC Nvest Large Cap Growth
   IMPLICATIONS?                  Fund is expected to be tax-free to
                                  shareholders for federal income tax purposes.
                                  No gain or loss is expected to be realized by the fund or any shareholders as a result of this change.


REMEMBER - YOUR VOTE COUNTS
Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you plan to attend the meeting. Voting promptly is also essential. If we do not receive enough votes, we will have to re-solicit shareholders. The funds are using Alamo Direct, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not yet received your vote, you may receive a telephone call from Alamo Direct reminding you to exercise your right to vote.

VOTE ON THE INTERNET OR BY TOLL-FREE TELEPHONE - IT'S YOUR CHOICE
You may vote simply by returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. You may also vote via the Internet or by calling the toll-free number from a touch-tone telephone. Please see your proxy card for more information and voting instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote, you may do so using the proxy card, telephone, or Internet.

Thank you for your cooperation in voting on these important proposals. Please take a few moments to review the details of the proposals. If you have any questions regarding the prospectus/proxy statement, please call your financial advisor, or call CDC Nvest Funds at 800-225-5478.


Sincerely,

/s/John T. Hailer

John T. Hailer
President

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY


                                     YOUR PROXY VOTE IS IMPORTANT!

                                     AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                     PHONE OR THE INTERNET.

                                     IT SAVES MONEY! TELEPHONE AND INTERNET
                                     VOTING SAVES POSTAGE COSTS.  SAVINGS
                                     WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                     IT SAVES TIME!  TELEPHONE AND INTERNET
                                     VOTING IS INSTANTANEOUS - 24 HOURS A DAY.

                                     IT'S EASY!  JUST FOLLOW THESE SIMPLE STEPS:

                                     1.  READ YOUR PROXY STATEMENT AND HAVE IT
                                     AT HAND.

                                     2.  CALL TOLL-FREE 1-866-241-6192 OR GO TO
                                     WEBSITE: HTTPS://VOTE.PROXY-DIRECT.COM

                                     3.  ENTER YOUR 14 DIGIT CONTROL NUMBER FROM
                                     YOUR PROXY CARD.

                                     4.  FOLLOW THE RECORDED OR ON-SCREEN
                                     DIRECTIONS.

                                     5.  DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                     VOTE BY PHONE OR INTERNET.





                  Please detach at perforation before mailing.






PROXY CARD              CDC NVEST LARGE CAP GROWTHFUND                PROXY CARD
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 11, 2003

The undersigned hereby appoints John E. Pelletier, Nicholas H. Palmerino and Coleen Downs Dinneen, and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of CDC Nvest Large Cap Growth Fund (the "Fund"), on November 11, 2003 at 2:00 p.m. Eastern time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.


                    VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                    CONTROL NUMBER:



                    NOTE: PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME OR NAMES APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                    Signature

                    Signature of joint owner, if any

                    Date                                               13521_CLG




PLEASE  VOTE,  SIGN AND DATE THIS  PROXY AND  RETURN  PROMPTLY  IN THE  ENCLOSED
ENVELOPE

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




















                  Please detach at perforation before mailing.







In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE: FOR   AGAINST  ABSTAIN
                                                          [ ]     [ ]      [ ]



1. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the CDC Nvest Large Cap Growth Fund to, and the assumption of all of the liabilities of CDC Nvest Large Cap Growth Fund by, Loomis Sayles Growth Fund, a series of Loomis Sayles Funds II, in exchange for shares of the Loomis Sayles Growth Fund, and the distribution of such shares to the shareholders of the CDC Nvest Large Cap Growth Fund in complete liquidation of CDC Nvest Large Cap Growth Fund.



PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES ON THE INTERNET, BY TELEPHONE OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.
                                   13521_CLG

                                 ALAMO DIRECT
                           TOUCH-TONE TELEPHONE SCRIPT

WHEN CONNECTED TO THE TOLL-FREE  NUMBER  1-866-241-6192,  THE  SHAREHOLDER  WILL
HEAR: "Welcome! Please enter the control number located on your proxy card."

WHEN THE SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR: "THIS IS THE AUTOMATED TELEPHONE VOTING SITE FOR THE SPECIAL MEETING OF SHAREHOLDERS OF CDC NVEST LARGE CAP GROWTH FUND."

"Proposal 1:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

AFTER THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL, HE/SHE WILL HEAR:
"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows (VOTE FOR THE PROPOSAL IS GIVEN)."
"To hear how you have voted, press 1." "To cancel your vote, press 2." "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR A REPEAT OF HOW THEY VOTED.

IF THE SHAREHOLDER PRESSES 2, HE/SHE WILL HEAR:
"Your vote has been canceled." "If you would like to vote another proxy card, press 1 now." "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, HE/SHE WILL HEAR:
"Your vote has been saved." "If you would like to vote another proxy card, press 1 now." "To end this call, press 0 now."

IF THE SHAREHOLDER ELECTS TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE ABOVE SPEECH "PLEASE ENTER THE CONTROL NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL HE/SHE WILL HEAR:
"Thank you for voting."
CALL IS TERMINATED.

CDC NVEST LARGE CAP GROWTH FUND
Outbound Phone Solicitation Script

Connected Call

Introduction

Hello, my name is ___________, I am calling on behalf of CDC NVEST Funds concerning recent proxy materials that were sent to you. May I please speak with ________?

Before I begin I would like you to know this call is being recorded to assure accuracy.

I am calling to let you know that a shareholder meeting will be held on November 11th, 2003 to vote on an important proposal for CDC Nvest Large Cap Growth Fund. That date is quickly approaching and every vote counts. If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

May I please have your name, street address and last four digits of your social security number? Have you received your package containing the proxy materials?

Are you familiar with the proposal?  May I assist you with any questions?

The Board of Trustees recommends that the shareholders of Large Cap Growth Fund vote in favor of the proposal. Would you like to vote in favor of the proposal as the Board recommends?

Your vote has been recorded.  You have voted __________, is that correct?

In the next 72 hours a confirmation will be mailed to you. Thank you for your time.

CDC Nvest Funds
C/O Proxy Tabulator
P.O. Box 18011
Hauppauge NY 11788-8811

Your Vote is Important! Please Open Immediately

-----------------------------------------------




-----------------------------------------------



--------------------------------------------            ----------
BUSINESS REPLY MAIL                                     NO POSTAGE
FIRST-CLASS MAIL PERMIT NO. 107 SMITHTOWN                NECESSARY
--------------------------------------------             IF MAILED
                                                          IN THE
                                                          UNITED
                                                          STATES
                                                        ----------

POSTAGE WILL BE PAID BY ADDRESSEE

CDC NVEST FUNDS
C/O Proxy Tabulator
P.O. Box 18011
Hauppauge NY 11787-9831


(Postage and Permit Information)
CDC Nvest Funds
C/O Proxy Tabulator
P.O. Box 18011
Hauppauge NY 11788-8811

-----------------------------------------------------------------------------
                    URGENT REQUEST! WE NEED YOUR VOTE TODAY!
-----------------------------------------------------------------------------

Your Vote is Important! Please Open Immediately

-----------------------------------------------




-----------------------------------------------

Excerpts of www.cdcnvestfunds.com
Screen 1:

[logo] CDC Nvest Funds
CDC IXIS Asset Management Distributors

      [Graphic Omitted] Online Proxy Voting
      For Large Cap Growth Fund shareholders.

      This site is best viewed using Internet Explorer 5.0 or higher (with 128-bit encryption) & the following free plugins:

      [Internet Explorer logo] [Flash logo] [Acrobat Reader logo]

      To learn how your personal information will be treated as you utilize our site, please review our Privacy Policy.

Screen 2:

[logo] CDC Nvest Funds
CDC IXIS Asset Management Distributors

            Online Proxy Voting

            CDC IXIS Asset Management Distributors, L.P. has announced an important proposal regarding CDC Nvest Large Cap Growth Fund, which requires a shareholder vote. The fund will hold a special meeting of shareholders on November 11, 2003 at 2:00 p.m. Eastern time, at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116.

            CDC Nvest Large Cap Growth Fund
            Proxy letter to shareholders
            Download a PDF file* of the official prospectus/proxy statement Enter our Electronic Proxy Voting Center

            Remember - your vote counts


            Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you plan to attend the meeting. Voting promptly is also essential. If we do not receive enough votes, we will have to resolicit shareholders. You may receive a reminder call to return your proxy from Alamo Direct, a proxy solicitation firm.

            If you vote electronically, you do not need to mail your proxy card.

            However, if you want to change your vote you may do so using the proxy card, telephone or Internet.

            Thank you for your cooperation in voting on this important proposal. If you have any questions regarding the prospectus/proxy statement, please call your financial advisor, or call CDC Nvest Funds at 800-225-5478.

            * To download or print PDF files, you must have Adobe Acrobat Reader software on your computer. You may obtain this software free of charge at Adobe's Web site.


Important note:

            If you own shares in more than one account, you should have received a separate card for each account. These are not duplicate cards; it is important to vote each account represented by the proxy cards received.

      For more complete information, including a prospectus, please contact your financial advisor. You may also view a current prospectus online, order literature through our site, or contact an Investor Service Representative at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before investing. Other expenses apply to a continued investment in the fund and are described in the fund's current prospectus.

      The mutual funds referred to in this website are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

      NOT FDIC INSURED [DIAMOND] MAY LOSE VALUE [DIAMOND] NO BANK GUARANTEE

      Copyright (C) 2003 CDC IXIS Asset Management Distributors, L.P. - All rights reserved.

Screen 3:

[logo] CDC Nvest Funds
CDC IXIS Asset Management Distributors

September 15, 2003

Dear Shareholder:

The prospectus/proxy statement provides detailed information about an important proposal for CDC Nvest Large Cap Growth Fund. The fund will hold a special meeting of shareholders on November 11, 2003 at 2:00 p.m. Eastern time, at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. A formal Notice of Special Meeting of Shareholders is enclosed, followed by a prospectus/proxy statement that explains in more detail the proposal to be considered. Please refer to the "Questions and Answers" section of the prospectus/proxy statement for an overview of the proposed changes. We've summarized some important facts here. Reading this letter completely may make your review of the prospectus/ proxy statement easier.

What is the proposal?
You are being asked to approve the acquisition of CDC Nvest Large Cap Growth Fund by Loomis Sayles Growth Fund. If the acquisition is approved, you will receive corresponding shares of Loomis Sayles Growth Fund.

Why is this change being made and what does it mean to me?
The merger of CDC Nvest Large Cap Growth Fund into Loomis Sayles Growth Fund is part of a larger initiative aimed at adding funds that are managed by Loomis Sayles into the CDC Nvest Funds family. If approved, the acquisition would allow shareholders of CDC Nvest Large Cap Growth Fund to invest in a larger combined fund with the potential for better long-term growth. Here are some of the advantages of this merger:

Lower expenses and better growth prospects. The expense ratio of Loomis Sayles Growth Fund is lower than that of CDC Nvest Large Cap Growth Fund. The Loomis Sayles Growth Fund's advisor has contractually agreed to limit the Fund's total operating expenses through January 31, 2005. Without the expense waiver, however, the Fund's expense ratio would be higher. Additionally, we believe the combined fund will be better able to grow in size and take advantage of possible economies of scale.

Same level of service. As a shareholder of Loomis Sayles Growth Fund, you will continue to enjoy the same services you currently enjoy as a CDC Nvest Large Cap Growth Fund shareholder. These services include automatic investment options and a variety of ways to access your investment.

Continued investment in CDC Nvest Funds. If the acquisition is approved, CDC Nvest Large Cap Growth Fund shareholders will keep their investment in the CDC Nvest Funds family - and the benefit of exchange privileges as well.

What are some of the differences in the principal investment strategies of both funds? Investment strategy. CDC Nvest Large Cap Growth Fund must invest at least 80% of its assets in investments in companies that have a market capitalization within the capitalization range of the Russell 1000 Growth Index. The Loomis Sayles Growth Fund focuses on stocks of large capitalization companies, although it may invest in companies of any size.

Portfolio managers. Loomis Sayles Growth Fund is managed by Mark Baribeau, Pamela Czekanski, and Richard Skaggs. This team has a combined 56 years of experience. Please review the enclosed prospectus/proxy statement for a more complete comparison of the investment goals, strategies, and policies of Loomis Sayles Growth Fund and CDC Nvest Large Cap Growth Fund.

Who will bear the costs of this meeting?
The expenses related to the meeting and the solicitation of proxies will not be passed on to shareholders.

What are the tax implications?
The acquisition of CDC Nvest Large Cap Growth Fund is expected to be tax-free to shareholders for federal income tax purposes. No gain or loss is expected to be realized by the fund or any shareholders as a result of this change.

Remember - your vote counts
Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you plan to attend the meeting. Voting promptly is also essential. If we do not receive enough votes, we will have to re-solicit shareholders. The funds are using Alamo Direct, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not yet received your vote, you may receive a telephone call from Alamo Direct reminding you to exercise your right to vote.

Vote on the Internet or by toll-free telephone - it's your choice
You may vote via the Internet or by calling the toll-free number from a touch-tone telephone. Please see your proxy card for more information and voting instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote, you may do so using the proxy card, telephone, or Internet. Thank you for your cooperation in voting on this important proposal. Please take a few moments to review the details of the proposal. If you have any questions regarding the prospectus/proxy statement, please call your financial advisor, or call CDC Nvest Funds at 800-225-5478. Sincerely,

John T. Hailer
President



      For more complete information, including a prospectus, please contact your financial advisor. You may also view a current prospectus online, order literature through our site, or contact an Investor Service Representative at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before investing. Other expenses apply to a continued investment in the fund and are described in the fund's current prospectus.

      The mutual funds referred to in this website are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

      NOT FDIC INSURED [DIAMOND] MAY LOSE VALUE [DIAMOND] NO BANK GUARANTEE

      Copyright (C) 2003 CDC IXIS Asset Management Distributors, L.P. - All rights reserved.

PROXY DIRECT Internet Voting  Shareholder Login

      You can now submit your voting instructions online. To do so, please enter your Control Number in the area below. Your Control Number is located on your proxy card or voting instruction card and is identified as Control Number. If you have received multiple cards, each has its own Control Number and you will need to login and provide your voting instructions separately for each such distinct Control Number.

            Enter Control Number here: --- Continue



       Your browser must support JavaScript 1.1 or higher and be able to accept cookies in order to continue. Click on HELP button at the top for more information and navigation tips. If you are unable to vote your proxy using this service because of techincal difficulties, you should refer to your Proxy Package for other voting options.



     (c)2001 PROXY DIRECT(tm) - Service of ALAMO Direct Mail Svcs, Inc. All rights reserved.


PROXY DIRECT Internet Voting  Campaign Proposal


      Shareholder:
      SHAREHOLDER NAME AND ADDRESS


      Account:1234567890   /   -XXXX-XXXX-
      Previous vote:
      No Previous Vote Collected


      CDC Nvest Large Cap Growth Fund, [CLASS OF SHARES]


      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.


      1.
      To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the CDC Nvest Large Cap Growth Fund to, and the assumption of all of the liabilities of CDC Nvest Large Cap Growth Fund by, Loomis Sayles Growth Fund, a series of Loomis Sayles Funds II, in exchange for shares of the Loomis Sayles Growth Fund, and the distribution of such shares to the shareholders of the CDC Nvest Large Cap Growth Fund in complete liquidation of CDC Nvest Large Cap Growth Fund
       For  Against Abstain

 Enter your e-mail address here if you would like an e-mail confirmation of your vote.


      Your answer has been marked according to your last recorded vote. Please change as appropriate before submission. If you have questions regarding the proposal, please call (631)231-7900.

PROXY DIRECT Internet Voting  Vote Confirmation


      Thank you. Your voting instructions have been submitted for processing. If necessary, you can revisit the Internet Voting site at any time before the Meeting Date on Tuesday, November 11, 2003 at 2:00 PM[ET] to submit new voting instructions.

      This is a summary of your voting instructions for the CDC Nvest Large Cap Growth Fund. You may print this page for your records.

      CDC Nvest Large Cap Growth Fund, Class [CLASS OF SHARES]

       Instructions submitted on [DATE AND TIME]
       Transaction Code: XXXXXXXXXX-XXXXXXXXX

      1.
      To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the CDC Nvest Large Cap Growth Fund to, and the assumption of all of the liabilities of CDC Nvest Large Cap Growth Fund by, Loomis Sayles Growth Fund, a series of Loomis Sayles Funds II, in exchange for shares of the Loomis Sayles Growth Fund, and the distribution of such shares to the shareholders of the CDC Nvest Large Cap Growth Fund in complete liquidation of CDC Nvest Large Cap Growth Fund
      [VOTE FOR/VOTED AGAINST/ABSTAINED]



       If you wish to vote another card,
      please click here.

                          [CDC NVEST FUNDS LETTERHEAD]

October 23, 2003
                                              Our records as of October 22, 2003
                                   indicate that we have not received your proxy
                                        vote. We want you to know that your vote
                                                                        matters!


Dear Shareholder:

We recently sent you a package containing a prospectus/proxy statement that provided detailed information regarding an important proposal affecting your CDC Nvest Fund. Our records indicate that you have not yet responded. Your vote is important. Please take some time to review the document and vote your shares today. If your vote and this letter have crossed in the mail, we thank you for your response.

PLEASE RESPOND BY NOVEMBER 7, 2003!

Your vote is needed prior to the shareholder meeting, which is scheduled for November 11, 2003 at 2:00 p.m. Eastern time at the offices of CDC IXIS Asset Management Advisers, L.P. at 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. There are three convenient methods for voting your shares:

X Visit www.cdcnvestfunds.com to vote electronically by Internet, where you will also find copies of the proxy letter, a set of Q&As, and the proxy statement.

X Call toll-free 866-241-6192 to vote on our automated telephone line.

X Return the enclosed proxy card in the postage-paid envelope provided.

If you plan to vote electronically by Internet or by telephone, please see your proxy card for more information and helpful instructions. You may also receive a telephone call from a proxy solicitation firm to remind you to vote your shares.

Thank you for your cooperation in voting on this important proposal. If you have any questions, please call 800-225-5478. One of our representatives will be happy to provide you with the information you need.


Sincerely,
/s/ John T. Hailer
John T. Hailer
President

CDC IXIS Asset Management Distributors, L.P. o 399 Boylston Street o Boston, Massachusetts 02116 www.cdcnvestfunds.com
LCG05-1003